UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 20, 2016
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2016, the Board of Directors (the “Board”) of Boyd Gaming Corporation (the “Company”) approved certain amendments to the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”), effective immediately, to implement proxy access by eligible stockholders, to augment the provisions for director nominations by stockholders and to make related ministerial, clarifying and conforming changes. Among other things, the amendments:

•
Provide that, in connection with an annual meeting of stockholders where directors are to be elected, a stockholder or a group of stockholders owning three percent or more of the Company’s outstanding capital stock continuously for at least the three years prior to both the date of written notice of nomination and the record date for determining stockholders eligible to vote at the annual meeting may nominate and include in the Company’s proxy materials nominees for election to the Board, subject to compliance with the requirements set forth in the By-Laws and provided that such director nominees number no more than twenty percent of the total number of directors then in office; and

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Modify and expand the disclosures that stockholders must provide when submitting director nominations for consideration, which disclosures must describe the nominating stockholders’ ownership and voting interests in Company securities as well as descriptions of all agreements, arrangements and understandings between the nominating stockholders and any other person in connection with the nomination, including detailed information regarding arrangements, understandings, material compensation agreements and material relationships between or among the nominating stockholders and the director nominees or any of their respective affiliates.

The foregoing description of the By-Laws is not complete and is qualified in its entirety by reference to the Amended and Restated By-laws of Boyd Gaming Corporation, effective October 20, 2016, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Boyd Gaming Corporation, effective October 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 26, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of Boyd Gaming Corporation, effective October 20, 2016.